                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  September 14, 1995
                                                        ------------------


                                 TOM BROWN, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                         ------------------------------
                                (State or Other
                         Jurisdiction of Incorporation)


      0-3880                                                        95-1949781
---------------------                                            ---------------
(Commission File                                                 (IRS Employer
   Number)                                                       Identification
                                                                 Number)


              508 West Wall, Suite 500, Midland, Texas        79701
          ------------------------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)


                                 (915) 682-9715
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On September 14, 1995, Tom Brown, Inc. (the "Company") entered into a bank Credit Agreement and borrowed $51 million from its bank lenders. The bank debt was incurred primarily to refinance the Company's $51 million demand note issued by the Company to one of the bank lenders in June, 1995. The proceeds of the June, 1995 demand note were used by the Company to make open market purchases of approximately $56 million principal amount of the outstanding $100 million principal amount of Senior Gas Indexed Notes due 2002 issued by Presidio Oil Company. The Credit Agreement provides for a $65 million revolving credit facility (the "Credit Facility") maturing in September, 1998. Borrowings under the Credit Facility are unsecured and bear interest, at the election of the Company, at a rate equal to (i) the greater of the agent bank's prime rate or the federal funds effective rate plus 1/2 of 1% or (ii) the agent bank's eurodollar rate plus a margin ranging from .75% to 1.00%. On September 25, 1995, $46 million was outstanding under the Credit Agreement, after giving effect to the Company's repayment of a portion of the original indebtedness with proceeds from the sale of gas properties. The interest rate on $41 million of outstanding borrowings was 6.825%, and 8.75% on an additional $5 million of outstanding borrowings. Interest on amounts outstanding under the Credit Facility is due on the last day of each month in the case of loans bearing interest at the prime rate or federal funds rate and, in the case of loans bearing interest at the eurodollar rate, interest payments are due on the last day of each applicable interest period of one, two, three or six months, as selected by the Company at the time of borrowing.


Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

         Exhibit No.                     Description of Exhibit
         -----------                     ----------------------
           10.1            Credit Agreement, dated as of September 14, 1995, among Tom Brown,
                           Inc., the Several Lenders from time to time Parties thereto, and
                           Chemical Bank, as Agent





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 27, 1995

                                   TOM BROWN, INC.


                                   By:  /s/ Kim Harris
                                      -----------------------------------------
                                       Name: Kim Harris
                                            -----------------------------------
                                       Title:  Controller and Chief Financial
                                               Officer
                                             ----------------------------------





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                              INDEX TO EXHIBITS


Exhibit No.                     Description of Exhibit
-----------                     ----------------------
  10.1            Credit Agreement, dated as of September 14, 1995, among Tom Brown,
                  Inc., the Several Lenders from time to time Parties thereto, and
                  Chemical Bank, as Agent